Exhibit 10.1

CONFIDENTIAL

FORM OF AMENDMENT TO SUBSCRIPTION AGREEMENT

This AMENDMENT TO SUBSCRIPTION AGREEMENT (this “Amendment”), dated June __, 2021, is entered into by and between Northern Star Investment Corp. II, a Delaware corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company and the Subscriber are parties to that certain Subscription Agreement, dated as of February 21, 2021 (the “Subscription Agreement”) (capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement), pursuant to which the Subscriber subscribed for and agreed to purchase from the Company, and the Company agreed to issue and sell to the Subscriber, shares of Class A Common Stock of the Company; and

WHEREAS, pursuant to Section 11.g of the Subscription Agreement, the Subscription Agreement may be amended pursuant to a written instrument executed by the Subscriber and the Company; and

WHEREAS, the Company and the Subscriber desire to amend the Subscription Agreement to extend the termination date of the Subscription Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendment. Section 9 of the Subscription Agreement is hereby amended by replacing the reference to “June 30, 2021” with “August 31, 2021”.

2. No Other Modifications. Except as expressly set forth herein, the Subscription Agreement shall remain unchanged and in full force and effect. This Amendment and the Subscription Agreement shall be read together as one agreement, and all references to “this Subscription Agreement” in the Subscription Agreement shall be deemed to refer to the Subscription Agreement as modified and amended by this Amendment (other than references to the “date of this Agreement” or similar references which shall continue to refer to February 21, 2021).

3. Miscellaneous. Section 11 of the Subscription Agreement is hereby incorporated into this Amendment mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Amendment to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:

(Print Name)

By:

(Signature)

(Print Name)

(Print Title)

Date:

IN WITNESS WHEREOF, Northern Star Investment Corp. II has executed or caused this Amendment to be executed by its duly authorized representative as of the date set forth below.

NORTHERN STAR INVESTMENT CORP. II

By:

Name:	Joanna Coles

Title:	Chief Executive Officer

Dated: